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                                                                    EXHIBIT 10.9

                               GRANT PRIDECO, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN



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                               GRANT PRIDECO, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

                                                                           SECTION
                                                                           -------
ARTICLE I - DEFINITIONS

     Account.................................................................1.1
     Basic Benefit...........................................................1.2
     Beneficiary.............................................................1.3
     Board of Directors......................................................1.4
     Code....................................................................1.5
     Committee...............................................................1.6
     Common Stock............................................................1.7
     Company.................................................................1.8
     Company Match...........................................................1.9
     Compensation...........................................................1.10
     Deferral...............................................................1.11
     Deferred Compensation Ledger...........................................1.12
     Disability.............................................................1.13
     ERISA..................................................................1.14
     GP.....................................................................1.15
     Participant............................................................1.16
     Plan...................................................................1.17
     Plan Year..............................................................1.18
     Retirement.............................................................1.19
     Subsidiary.............................................................1.20
     Year of Service........................................................1.21

ARTICLE II - ELIGIBILITY

ARTICLE III - DEFERRALS AND BENEFIT ACCRUALS

     Basic Benefit Accrual...................................................3.1
     Deferral Election.......................................................3.2
     Company Match Accrual...................................................3.3
     Reduction of Accruals...................................................3.4

ARTICLE IV - ACCOUNT

     Establishing a Participant's Account....................................4.1
     Basic Benefit Account...................................................4.2

                                        i

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
     Deferral Account........................................................4.3
     Company Match Account...................................................4.4
     Gauge for Determining Benefits..........................................4.5

ARTICLE V - VESTING

     Deferrals...............................................................5.1
     Basic Benefit and Company Match.........................................5.2

ARTICLE VI - DISTRIBUTIONS

     Death...................................................................6.1
     Disability..............................................................6.2
     Retirement..............................................................6.3
     Termination Prior to Death, Disability or Retirement....................6.4
     Forfeiture for Cause....................................................6.5
     Responsibility for Distributions and
       Withholding of Taxes..................................................6.6
     Distribution Determination Date.........................................6.7
     Valuation of Accounts for Cash Distributions............................6.8

ARTICLE VII - ADMINISTRATION

     Committee Appointment...................................................7.1
     Committee Organization and Voting.......................................7.2
     Powers of the Committee.................................................7.3
     Committee Discretion....................................................7.4
     Annual Statements.......................................................7.5
     Reimbursement of Expenses...............................................7.6

ARTICLE VIII - ADOPTION BY SUBSIDIARIES

     Procedure for and Status After Adoption.................................8.1
     Termination of Participation by Adopting Subsidiary.....................8.2

ARTICLE IX - AMENDMENT AND/OR TERMINATION

     Amendment or Termination of the Plan....................................9.1
     No Retroactive Effect on Awarded Benefits...............................9.2
     Effect of Termination...................................................9.3

                                       ii

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
ARTICLE X - PAYMENT

     Payments Under This Agreement Are the Obligation
       of the Company.......................................................10.1
     Payments May Be Made to a Rabbi Trust..................................10.2
     Participants Must Rely Only on General
       Credit of the Company................................................10.3
     Plan Unfunded..........................................................10.4

ARTICLE XI - MISCELLANEOUS

     Limitation of Rights...................................................11.1
     Distribution to Minor or Incapacitated Person..........................11.2
     Nonalienation of Benefits..............................................11.3
     Reliance Upon Information .............................................11.4
     Severability...........................................................11.5
     Notice.................................................................11.6
     Gender and Number......................................................11.7
     Governing Law..........................................................11.8
     Effective Date.........................................................11.9

                                       iii

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                               GRANT PRIDECO, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN


         WHEREAS, Grant Prideco, Inc. desires to adopt a deferred compensation plan for a select group of management and highly compensated employees;

         WHEREAS, as a result of the distribution by Weatherford International, Inc. to its stockholders of all of the outstanding shares of stock of Grant Prideco, Inc. (the "Spin-Off"), Grant Prideco, Inc. shall no longer be a subsidiary of Weatherford International, Inc. as of the effective date of the Spin-Off;

         NOW, THEREFORE, Grant Prideco, Inc. hereby establishes the Grant Prideco, Inc. Executive Deferred Compensation Plan effective on the effective date of the Spin-Off, the terms of which are set forth in this document as it may be amended from time to time.

                                    ARTICLE I

                                   DEFINITIONS


         1.1 "ACCOUNT" means all ledger accounts pertaining to a Participant which are maintained by the Committee to reflect the amount of deferred compensation due the Participant. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary.

         (a) Deferral Account - The Participant's deferral, if any, between one percent and 7 1/2 percent of his Compensation.

         (b) Basic Benefit Account - The Company's accrual of 7 1/2 percent of Compensation for each Participant, or such lesser amount as the Committee establishes pursuant to Section 3.4.

         (c) Company Match Account - The Company's match equal to 100 percent of the Participant's Deferral, if any, or such lesser amount as the Committee establishes pursuant to Section 3.4.

         1.2 "BASIC BENEFIT" means the accrual made by the Company for the benefit of a Participant equal to 7 1/2 percent of the Participant's Compensation or such lesser amount as the Committee establishes pursuant to
Section 3.4.

         1.3 "BENEFICIARY" means a person or entity designated by the Participant under the terms of the Plan to receive a payment under the Plan upon the death of the Participant.

         1.4 "BOARD OF DIRECTORS" means the Board of Directors of GP.

         1.5 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

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         1.6 "COMMITTEE" means the persons who are from time to time serving as members of the committee administering the Plan.

         1.7 "COMMON STOCK" means the common stock, $.01 par value, of GP.

         1.8 "COMPANY" means GP and any Subsidiary that adopts the Plan.

         1.9 "COMPANY MATCH" means the 100 percent match which the Company accrues with respect to the amount deferred during a Plan Year by a Participant under the Plan, or such lesser amount as the Committee establishes pursuant to
Section 3.4.

         1.10 "COMPENSATION" means remuneration paid to a Participant by the Company during the portion of the Plan Year in which he is eligible to participate in the Plan, or that would have been paid to a Participant during the Plan Year by the Company but for the Participant's election to make a Deferral under the Plan or his deferrals under a cash or deferred arrangement described in section 401(k) of the Code or a cafeteria plan described in section 125 of the Code, including and limited to regular base pay, merit and incentive bonuses (other than bonuses paid by the Company with respect to services for a predecessor employer that has not adopted the Plan or with respect to services performed by the Participant prior to his employment by the Company, as determined by the Committee in its sole discretion), commissions, short-term disability pay, vacation pay paid while the Participant is employed by the Company, vacation pay paid upon a Participant's termination of employment, and retention bonuses. Compensation does not include sign-on bonuses, foreign service premiums or bonuses, position allowances, location coefficient payments, housing allowances, car allowances, goods and services allowances, tax gross-up payments, hypothetical tax

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payments, expense reimbursements, travel allowances or bonuses, cash and non-cash fringe benefits, severance pay, relocation allowances or expense reimbursements, deferred compensation (such as income as a result of the exercise of a stock option or stock appreciation right), or benefits under any pension plan or welfare plan as defined in ERISA (whether or not paid under a program that is subject to regulation under ERISA).

         1.11 "DEFERRAL" means the amount of Compensation deferred under a deferral election made by a Participant under Section 3.2.

         1.12 "DEFERRED COMPENSATION LEDGER" means the ledger maintained by the Committee for each Participant which reflects the amount of Compensation deferred by the Participant under the Plan, the Basic Benefit and the Company Match provided under the Plan, and the amount of earnings and losses credited on each of these amounts.

         1.13 "DISABILITY" means a physical or mental condition that prevents the Participant from earning a reasonable livelihood with the Company and was not the result of having engaged in a felonious criminal enterprise, alcoholism, addiction to narcotics or service in the U.S. Armed Forces. The Committee's determination of a Participant's Disability shall be in its sole discretion and shall be final.

         1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.15 "GP" means Grant Prideco, Inc., the sponsor of the Plan, or any successor of Grant Prideco, Inc. into which Grant Prideco, Inc. is merged or consolidated.

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         1.16 "PARTICIPANT" means an employee of a Company who is eligible to participate in the Plan.

         1.17 "PLAN" means the Grant Prideco, Inc. Executive Deferred Compensation Plan set out in this document, as amended from time to time.

         1.18 "PLAN YEAR" means a one year period which coincides with the calendar year.

         1.19 "RETIREMENT" means the retirement of a Participant under the Company's retirement policy on or after attaining age 60.

         1.20 "SUBSIDIARY" means any domestic wholly owned subsidiary of GP.

         1.21 "YEAR OF SERVICE" means 365 days of employment with GP or a Subsidiary. Employment with Weatherford International, Inc. up to the fifth anniversary of the effective date of the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of GP shall be treated as employment with GP.

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                                   ARTICLE II

                                   ELIGIBILITY


         The employees eligible to participate in the Plan include the key employees of GP and each Subsidiary, who are in a select group of management or are highly compensated employees, as determined by the Committee. The Committee shall notify each Participant of his eligibility to participate in the Plan from time to time. Except as specified below, each Participant in the Plan during a Plan Year shall continue to participate in the Plan unless the Committee shall have notified the Participant prior to the beginning of the next Plan Year that he will not participate in the Plan for that Plan Year. The Committee may at any time during a Plan Year on 60 days' notice to a Participant advise the Participant that he shall not participate in the Plan after the expiration of such notice period. A former Participant who has been notified that he will no longer participate in the Plan, but who remains in the employ of the Company, shall retain the balance in his Accounts under the terms of the Plan, but he shall not make additional deferrals under Section 3.2 and no additional amounts shall be credited to his Accounts under Sections 4.2 and 4.4 during the periods in which he is not a Participant.

                                      II-1

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                                   ARTICLE III

                         DEFERRALS AND BENEFIT ACCRUALS


         3.1 BASIC BENEFIT ACCRUAL. Subject to Section 3.4, the Company shall accrue an amount for the benefit of each Participant equal to 7 1/2 percent of the Participant's Compensation for the Plan Year.

         3.2 DEFERRAL ELECTION. A Participant may elect, within 30 days of notification that he is eligible to participate in the Plan, and not less than six months prior to the effective date of the first deferral, and thereafter not later than June 30 preceding the next Plan Year, the percentage, if any, of his Compensation to be earned during the ensuing Plan Year, that is to be deferred under the Plan. A Participant may defer a minimum of one percent but not more than 7 1/2 percent of his Compensation for the Plan Year. Prior to the election period the Committee shall notify all eligible Participants of their right to make a deferral election. Once an election has been made as to the percentage to be deferred, it becomes irrevocable for the Plan Year. The election to defer a percentage of Compensation shall be effective only upon the timely receipt by the Committee of the Participant's percentage deferral election on such form as will be determined by the Committee from time to time. Except with respect to the election by a newly eligible Participant as described above, if the Committee fails to receive a properly filed election form on or prior to June 30 of the year immediately preceding the Plan Year to which the election applies, revoking or modifying a prior election, the prior election shall remain in effect. If a timely election form is not received, the Participant shall be deemed to have elected not to defer any part of his Compensation

                                      III-1

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for that Plan Year. An election to defer for one Plan Year shall remain effective for subsequent Plan Years until modified or revoked in accordance with this Section 3.2.

         3.3 COMPANY MATCH ACCRUAL. Subject to Section 3.4, each Plan Year the Company shall credit the Company Match Account of each Participant who elects to defer a portion of his Compensation under the Plan with an amount equal to 100 percent of the amount that he defers for the Plan Year.

         3.4 REDUCTION OF ACCRUALS. The Committee may reduce the percentage of the Basic Benefit accrual and/or the Company Match accrual upon written notice to a Participant. Such reduction shall apply only as to Plan Years following such notice, or in the case of a new Participant, beginning on the date that the Participant first receives credit under Section 3.1, 3.2 or 3.3.

                                      III-2

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                                   ARTICLE IV

                                     ACCOUNT


         4.1 ESTABLISHING A PARTICIPANT'S ACCOUNT. The Committee shall establish an Account for each Participant in a special Deferred Compensation Ledger which shall be maintained by the Company. The Account shall reflect the amount of the Company's obligation to the Participant at any given time.

         4.2 Basic Benefit Account. The Basic Benefit shall be credited to each Participant's Basic Benefit Account as of the last day of each month of each Plan Year for the accrual attributable to Compensation paid during that month.

         4.3 Deferral Account. The amount deferred by a Participant, if any, shall be credited to each Participant's Deferral Account as of the last day of each month in which the Participant would have received the amount deferred but for his election to defer.

         4.4 Company Match Account. The Company Match shall be credited to each Participant's Company Match Account coincident with the crediting of the Participant's Deferral to the Participant's Deferral Account.

         4.5 Gauge for Determining Benefits. The Basic Benefit, Deferral and Company Match credits described in Sections 4.2, 4.3 and 4.4 shall be deemed to be credited in non-monetary units equal to the number of whole shares of Common Stock that could have been purchased at a price equal to the average closing sale price of a share of Common Stock during the calendar month for which the allocation is made as reported by the principal national securities exchange on which the Common Stock is then listed if the Common Stock is listed on a national securities exchange or the average of the bid and asked price of a share of Common Stock during such month as reported

                                      IV-1

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in the National Association of Securities Dealers Automated Quotation National
Market System (or successor system) listing if the Common Stock is not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported during that month or if, in the discretion of the Committee, another means of determining the fair market value of the Common Stock for such month shall be necessary and advisable, the Committee may provide for another means of determining such value, and in monetary units for any amount that is less than the value of a whole share. Any monetary unit credited to an Account will be added to the next such amount credited to the Account and converted into a non-monetary unit as quickly as possible. The value of each unit credited to an Account, and therefore the ultimate value of the deferred compensation payable to each Participant, will increase or decrease in proportion to the change in the value of a share of Common Stock between the date of the initial crediting of a unit and the date that the unit is valued for distribution under Article VI of the Plan.

                                      IV-2

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                                    ARTICLE V

                                     VESTING

         5.1 DEFERRALS. A Participant shall have a 100 percent nonforfeitable interest in his Deferrals under the Plan at all times. A Participant will also have a 100 percent nonforfeitable interest in any increase in the Deferral as a result of the rise in the value of the non-monetary units after his Deferral has been initially credited.

         5.2 BASIC BENEFIT AND COMPANY MATCH. Upon his Retirement, death or Disability while employed with the Company, a Participant will have a 100 percent nonforfeitable interest in the Basic Benefit and Company Match credited to his Account together with any increase in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited, except for the events of forfeiture described in Section 6.5. In addition, a Participant's interest in the Basic Benefit and Company Match credited to his Account together with any increase in the accruals as a result of the rise in the value of the non-monetary units after they have been initially credited shall vest at the rate set out in the vesting schedule below, except for events of forfeiture described in Section 6.5 and upon termination of the Plan as provided in Section 9.3.

     Completed Years of Service
     With the Company Beginning
January 1 of the Plan Year the Employee
     First Becomes a Participant                                         Percentage Vested
---------------------------------------                                  -----------------

Less than one year...............................................................0
One but less than two...........................................................20
Two but less than three.........................................................40
Three but less than four........................................................60
Four but less than five.........................................................80
Five or more...................................................................100

                                   ARTICLE VI

                                  DISTRIBUTIONS


         6.1 DEATH. Upon the death of a Participant, his Beneficiary or Beneficiaries shall receive the value of the amounts credited to the Participant's Accounts in the Deferred Compensation Ledger determined under
Section 6.7, and in the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash. The distribution shall be made within 30 days after the Participant's death.

         Each Participant, upon notification of his participation in the Plan, shall file with the Committee a designation of a Beneficiary or Beneficiaries to whom distributions otherwise due the Participant shall be made in the event of his death prior to the distribution of the amount credited to his Accounts in the Deferred Compensation Ledger. The designation will be effective upon receipt by the Committee of a properly executed form which the Committee has approved for that purpose. The Participant may from time to time revoke or change any designation of Beneficiary by filing another approved Beneficiary designation form with the Committee. If there is no valid designation of Beneficiary on file with the Committee at the time of the Participant's death, or if all of the Beneficiaries designated in the last Beneficiary designation have predeceased the Participant or otherwise ceased to exist, the Beneficiary will be the Participant's spouse, if the spouse survives the Participant, or otherwise the Participant's estate. Any Beneficiary designation which designates any person or entity other than the Participant's spouse must be consented to in writing by the spouse in a form acceptable to the Committee in order to be effective.

         6.2 DISABILITY. Upon the Disability of a Participant, the Participant shall receive the value of the amounts credited to the Participant's Accounts in the Deferred Compensation Ledger determined under Section 6.7, and at the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash. The distribution shall be made within 30 days after the Participant becomes disabled.

         6.3 RETIREMENT. Upon the Retirement of a Participant on or after attaining age 60, the Participant shall receive the value of the amounts credited to his Accounts in the Deferred Compensation Ledger determined under
Section 6.7, and at the discretion of the Committee, the distribution shall be made in Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash. The distribution shall be made within 30 days after the Participant's Retirement.

         6.4 TERMINATION PRIOR TO DEATH, DISABILITY OR RETIREMENT. Upon a Participant's termination from the employ of all Companies prior to his death, Disability or Retirement, the Participant shall receive the portion of the amount credited to his Accounts in the Deferred Compensation Ledger, determined under Section 6.7, which is vested under Sections 5.1 and 5.2, and in the discretion of the Committee, the distribution shall be made in shares of Common Stock or in one lump sum payment in cash, or in a combination of shares of Common Stock and cash. The distribution shall be made within 30 days after the Participant's termination. Any amounts not then vested shall be forfeited.

         6.5 FORFEITURE FOR CAUSE. If the Committee finds, after full consideration of the facts presented on behalf of both the Company and a former Participant, that the Participant was discharged by the Company for fraud, embezzlement, theft, commission of a felony, proven dishonesty in the course of his employment by the Company which damaged the Company, or for disclosing trade secrets of the Company, the entire amount credited to his Basic Benefit Account and Company Match Account in the Deferred Compensation Ledger shall be forfeited even though it may have been previously vested under Section 5.2. The decision of the Committee as to the cause of a former Participant's discharge and the damage done to the Company shall be final. No decision of the Committee shall affect the finality of the discharge of the Participant by the Company in any manner.

         6.6 RESPONSIBILITY FOR DISTRIBUTIONS AND WITHHOLDING OF TAXES. The Committee shall furnish information to the Company employing the Participant concerning the amount and form of distribution to any Participant entitled to a distribution so that the Company may make or cause the rabbi trust to make the distribution required. It will also calculate the deductions from the amount of the benefit paid under the Plan for any taxes required to be withheld by federal, state or local government and will cause them to be withheld and paid to the appropriate authority. If a Participant has deferred compensation under the Plan while in the service of more than one Company, each Company for which the Participant worked shall pay the amount attributable to the period the Participant was in the service of that Company, except to the extent the Company paid an amount to the Trust which was paid the Participant.

         6.7 DISTRIBUTION DETERMINATION DATE. For purposes of all distributions described in this Article VI, the determination date for valuing the amounts credited to a Participant's Accounts shall be the day which triggers the beginning of the 90-day period described in Section 6.1, 6.2, 6.3 or 6.4, as applicable. For purposes of all distributions in Common Stock and Grant Stock described in this Article VI, the determination date shall be the date of the actual distribution of the Common Stock to the Participant or his beneficiary, and the number of shares issued shall be equal to the vested non-monetary units allocated to the Participant's Accounts.

         6.8 VALUATION OF ACCOUNTS FOR CASH DISTRIBUTIONS. For purposes of all distributions in cash described in this Article VI, the Committee shall determine the fair market value of the non-monetary units of Common Stock deemed credited to a Participant's Account as of the determination date specified in
Section 6.7. For this purpose, the fair market value of a share of Common Stock shall be the average closing price of a share of Common Stock during the month in which the determination date described in Section 6.7 occurs, as reported by the principal national securities exchange on which the Common Stock is then listed if it is listed on a national securities exchange or the average of the bid and asked price of a share of Common Stock during such month as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Common Stock is not then listed on a national securities exchange, provided that if no such closing price or quotes are so reported during that month or if, in the discretion of the Committee, another means of determining the fair market value of the Common Stock for such month shall be necessary and advisable, the Committee may provide for another means of determining such value.

                                   ARTICLE VII

                                 ADMINISTRATION

         7.1 COMMITTEE APPOINTMENT. The Committee which shall consist of not less than two members shall be appointed by the Board of Directors. Each Committee member shall serve until his resignation or removal. The Board of Directors shall have the sole discretion to remove any one or more Committee members and appoint one or more replacement or additional Committee members from time to time.

         7.2 COMMITTEE ORGANIZATION AND VOTING. The Committee shall select from among its members a chairman who shall preside at all of its meetings and shall elect a secretary without regard to whether that person is a member of the Committee. The secretary shall keep all records, documents and data pertaining to the Committee's supervision and administration of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of the members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members. A member of the Committee who is also a Participant shall not vote or act on any matter relating solely to himself.

         7.3 POWERS OF THE COMMITTEE. The Committee shall have the exclusive responsibility for the general administration of the Plan according to the terms and provisions of the Plan and shall have all powers necessary to accomplish those purposes, including but not by way of limitation the right, power and authority:

         (a) to make rules and regulations for the administration of the Plan;

         (b) to construe all terms, provisions, conditions and limitations of the Plan;

                                     VII-1

         (c) to correct any defect, supply any omission or reconcile any inconsistency that may appear in the Plan in the manner and to the extent it deems expedient to carry the Plan into effect;

         (d) to designate the persons eligible to become Participants;

         (e) to determine all controversies relating to the administration of the Plan, including but not limited to:

             (1) differences of opinion arising between the Company and a Participant; and

             (2) any question it deems advisable to determine in order to promote the uniform administration of the Plan for the benefit of all parties at interest; and

         (f) to delegate by written notice those clerical and recordation duties of the Committee, as it deems necessary or advisable for the proper and efficient administration of the Plan.

         7.4 COMMITTEE DISCRETION. The Committee in exercising any power or authority granted under the Plan or in making any determination under the Plan shall perform or refrain from performing those acts using its sole discretion and judgment. Any decision made by the Committee or any refraining to act or any act taken by the Committee in good faith shall be final and binding on all parties and shall not be subject to de novo review.

         7.5 ANNUAL STATEMENTS. The Committee shall cause each Participant to receive an annual statement as soon as administratively feasible after the conclusion of each Plan Year containing a statement of the Participant's Accounts in the Deferred Compensation Ledger through the end of that Plan Year. The statement shall include a report of the Basic Benefit, the Participant Deferral and Company Match, if any, and the number of units credited to each Participant's Accounts for that Plan Year.

                                     VII-2

         7.6 REIMBURSEMENT OF EXPENSES. The Committee shall serve without compensation for its services but shall be reimbursed by GP for all expenses properly and actually incurred in the performance of its duties under the Plan.

                                      VII-3

                                  ARTICLE VIII

                            ADOPTION BY SUBSIDIARIES


         8.1 PROCEDURE FOR AND STATUS AFTER ADOPTION. Any Subsidiary may, with the approval of the Committee, adopt the Plan by appropriate action of its board of directors. The terms of the Plan will apply separately to each Subsidiary adopting the Plan and its Participants in the same manner as is expressly provided for GP and its Participants except that the powers of the Board of Directors and the Committee under the Plan shall be exercised by the Board of Directors of GP alone. GP and each Subsidiary that adopts the Plan shall bear the cost of providing Plan benefits for its own Participants. It is intended that the obligation of GP and each Subsidiary with respect to its Participants shall be the sole obligation of the Company that is employing the Participant and shall not bind any other Company.

         8.2 TERMINATION OF PARTICIPATION BY ADOPTING SUBSIDIARY. Any Subsidiary that adopts the Plan may, by appropriate action of its board of directors, terminate its participation in the Plan. The Committee may, in its discretion, also terminate a Subsidiary's participation in the Plan at any time. The termination of the participation in the Plan by a Subsidiary shall not, however, affect the rights of any Participant who is working or has worked for the Subsidiary as to amounts and/or units previously standing to his credit in his Accounts in the Deferred Compensation Ledger.

                                     VIII-1

                                   ARTICLE IX

                          AMENDMENT AND/OR TERMINATION

         9.1 AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may amend or terminate the Plan at any time by an instrument in writing without the consent of any adopting Company or any Participant.

         9.2 NO RETROACTIVE EFFECT ON AWARDED BENEFITS. No amendment shall affect the rights of any Participant to the amounts and/or units then standing to his credit in his Accounts in the Deferred Compensation Ledger. However, the Board of Directors shall retain the right to change at any time and in any manner the method of calculating all Basic Benefits to be accrued in the future, all amounts deferred by a Participant and all amounts matched by the Company and the gauge to be used to determine future increases or decreases in amounts accrued or deferred after the date of the amendment.

         9.3 EFFECT OF TERMINATION. If the Plan is terminated, all amounts of Basic Benefits accrued by the Company, deferred by Participants and matched by the Company and credited to a Participant's Accounts shall immediately vest as if the Participant were entitled to and did retire on the date the Plan terminated. Distributions would then commence in accordance with Section 6.3. However, the forfeiture provisions of Section 6.5 would continue to apply until the actual date of distribution.

                                    ARTICLE X

                                     PAYMENT

         10.1 PAYMENTS UNDER THIS AGREEMENT ARE THE OBLIGATION OF THE COMPANY. The Company shall be liable for all benefits due the Participants under the Plan.

         10.2 PAYMENTS MAY BE MADE TO A RABBI TRUST. Under all circumstances, the rights of the Participants to the assets held in any rabbi trust created with respect to the Plan shall be no greater than the rights expressed in this agreement. Nothing contained in the trust agreement which creates any such rabbi trust shall constitute a guarantee by any Company that the amounts transferred by it to the trust shall be sufficient to pay any benefits under the Plan or would place the Participant in a secured position ahead of judgment and/or general creditors should the Company become insolvent or bankrupt. Any trust agreement established with respect to a Plan must specifically set out these principles so it is clear in the trust agreement that the Participants are only unsecured general creditors of the Company with respect to their benefits under the Plan.

         10.3 PARTICIPANTS MUST RELY ONLY ON GENERAL CREDIT OF THE COMPANY. The Plan is only a general corporate commitment and each Participant must rely upon the general credit of the Company for the fulfillment of its obligations under the Plan. Under all circumstances the rights of Participants to any asset held by the Company shall be no greater than the rights expressed in this agreement. Nothing contained in this agreement shall constitute a guarantee by the Company that the assets of the Company will be sufficient to pay any benefits under the Plan or would place the Participant in a secured position ahead of general creditors and judgment creditors of the Company. Though the Company may establish or become a signatory to a rabbi trust to accumulate assets to help fulfill its obligations, the Plan and any trust created, shall not create any lien, claim, encumbrance, right, title or other interest of any kind in any Participant in any asset held by the

Company, contributed to any trust created, or otherwise be designated to be used for payment of any of its obligations created in this agreement. No specific assets of the Company have been or will be set aside, or will be transferred to a trust or will be pledged for the performance of the Company's obligations under the Plan which would remove those assets from being subject to the general creditors and judgment creditors of the Company.

         10.4 PLAN UNFUNDED. It is intended that the Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                   ARTICLE XI

                                  MISCELLANEOUS


         11.1 LIMITATION OF RIGHTS. Nothing in the Plan will be construed:

         (a) to give any employee of any Company any right to be designated a Participant in the Plan;

         (b) to give a Participant any right with respect to the Basic Benefit accrued, the Deferral, or the Company Match accrued except in accordance with the terms of the Plan;

         (c) to limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;

         (d) to evidence any agreement or understanding, expressed or implied, that the Company will employ a Participant in any particular position or for any particular remuneration; or

         (e) to give a Participant or any other person claiming through him any interest or right under the Plan other than that of any unsecured general creditor of the Company.

         11.2 DISTRIBUTION TO MINOR OR INCAPACITATED PERSON. If the Committee determines that any person to whom a payment is due is a minor or unable to care for his affairs because of physical or mental disability, it shall have the authority to cause his payments under the Plan to be made to his parent, legal guardian, spouse, brother, sister or other person whom the Committee determines. The Committee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and the obligations of the Company and the Committee.

         11.3 NONALIENATION OF BENEFITS. No right or benefit provided in the Plan shall be transferable by the Participant except, upon his death, to a named Beneficiary as provided in the Plan. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No right or benefit under the Plan shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant or any Beneficiary becomes bankrupt or attempts to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan, that right or benefit shall, in the discretion of the Committee, cease. In that event, the Committee may have the Company hold or apply the right or benefit or any part of it to the benefit of the Participant or Beneficiary, his or her spouse, children or other dependents or any of them in any manner and in any proportion the Committee believes to be proper in its sole and absolute discretion, but is not required to do so.

         11.4 RELIANCE UPON INFORMATION. The Committee shall not be liable for any decision or action taken in good faith in connection with the administration of the Plan. Without limiting the generality of the foregoing, any decision or action taken by the Committee when it relies upon information supplied it by any officer of the Company, the Company's legal counsel, the Company's independent accountants or other advisors in connection with the administration of the Plan shall be deemed to have been taken in good faith.

         11.5 SEVERABILITY. If any term, provision, covenant or condition of the Plan is held to be invalid, void or otherwise unenforceable, the rest of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         11.6 NOTICE. Any notice or filing required or permitted to be given to the Committee or a Participant shall be sufficient if in writing and hand delivered or sent by U.S. mail to the principal office of the Company or to the residential mailing address of the Participant. Notice shall be deemed to be given as of the date of hand delivery or if delivery is by mail, as of the date shown on the postmark.

         11.7 GENDER AND NUMBER. If the context requires it, words of one gender when used in the Plan will include the other genders, and words used in the singular or plural will include the other.

         11.8 GOVERNING LAW. The Plan will be construed, administered and governed in all respects by the laws of the State of Texas.

         11.9 EFFECTIVE DATE. The Plan will be operative and effective on the effective date of the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of GP.

         IN WITNESS WHEREOF, the Company has executed this document on this _____ day of ____________________, 2000.

                                       GRANT PRIDECO, INC.



                                       By
                                         ---------------------------------------
                                         Its
                                            ------------------------------------

                                       The Subsidiaries listed on Exhibit A have adopted the Plan.

                                                                       EXHIBIT A


                               GRANT PRIDECO, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                The following subsidiaries have adopted the Plan:



                                               Jurisdiction of
           Name                          Incorporation or Formation
------------------------------------     --------------------------

Channelview Real Property, Inc.                     Delaware
XL Systems International, Inc.                      Delaware
XLS Holding, Inc.                                   Texas
XL Systems, Inc.                                    Texas
TA Industries, Inc.                                 Delaware
Tube-Alloy Capital Corporation                      Texas
Texas Arai, Inc.                                    Delaware
Tube-Alloy Corporation                              Louisiana
Petroleum Equipment Supply Company                  Louisiana
Tube-Alloy Corporation International                Texas
Grant Prideco Holding, L.L.C.                       Delaware
Grant Prideco U.S., L.L.C.                          Delaware
Grant Prideco, LP                                   Delaware
Drill Tube International, Inc.                      Texas
Grant Austria, Inc.                                 Delaware
Petro-Drive, Inc.                                   Louisiana